united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

(Amended N-CSR filing to change dates on certifications)

Investment Company Act file number 811-22963

Altegris KKR Commitments Master Fund

(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 400, La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

Beth Strong, Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400, La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: 858-459-7040

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

Altegris KKR Commitments Master Fund

Annual Report

March 31, 2020

ADVISED BY:

SUB-ADVISED BY:

StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.altegris.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Altegris KKR Commitments Master Fund
March 31, 2020

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	10
Portfolio Review (Unaudited)	11
Consolidated Portfolio of Investments	12
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Statement of Cash Flows	17
Consolidated Statements of Financial Highlights	18
Notes to Consolidated Financial Statements	19
Supplemental Information	31
Privacy Notice	33

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund
Twelve-Month Period Ending March 31, 2020

Dear Shareholder:

Market Summary

The twelve months ended March 31st were marked by two distinct phases. The first ten months of the period were characterized by the backdrop of a late-stage economic expansion and dovish global central bank policy, which drove public equity prices to all-time highs in February 2020. During the last six weeks of the period, markets experienced price declines that were unprecedented in their speed and magnitude. During this short time, the emergence and global spread of the novel Coronavirus (“COVID-19”) became one of the defining moments in modern history.

While the long-term effects of COVID-19 are unknowable at this time, it is clear that we have entered a new environment where global financial markets will be driven by the health-related impacts and related policy responses from a monetary, fiscal, and government perspective. The situation is fluid and will evolve as we begin to measure the epidemiological, social, and financial effects of COVID-19.

Amid this uncertainty, we discuss below our initial views on the implications of the virus on both the private equity industry more broadly and our portfolio more specifically.

Looking Ahead: Private Equity Market Environment

In its recently published paper entitled “Keep Calm and Carry On,” KKR provides a wide-ranging outlook on the path ahead from a macroeconomic and financial market perspective. From a macro standpoint, we share similar views of a sharp downturn during the second quarter of 2020 followed by a longer-term recovery. This recovery will likely face the dual headwinds of a global deleveraging cycle and sustained demand issues driven by post-crisis underemployment. Whether that recovery takes the shape of a “V,” a “U,” or a Nike “swoosh” remains up for debate.

Still, we believe the time to recover the previous economic peak will take much longer than economists initially anticipated. We further believe history will judge the initial snap-back recovery of public equity markets as a liquidity-driven one, as global central banks have injected over $6 trillion in financial markets to ease liquidity concerns and combat asset price declines.

The market recovery in Q2 2020 serves as an attractive exit point for lower-quality and less resilient companies—such as multinational businesses with global supply chains that are likely to face trade-related headwinds and companies levered to travel and the luxury consumer.

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

From a purchasing perspective, the crisis provides a window for active investors like KKR to focus on complex assets that can be acquired at attractive prices in the current environment; themes in this area include:

●	Rescue financings

●	Deleveraging high-quality companies

●	Restructuring weak balance sheets

●	Creating M&A synergies in near-term distressed sectors.

The transition from offline to online experiences has also accelerated during the crisis, and companies with a strong base in artificial intelligence digital processes and services are likely to leapfrog their competitors in the coming months and years. From a regional perspective, Asia’s technology-enabled growth story and centralized economies provide it with a competitive advantage over its Western counterparts. In a post-COVID world, we believe that consumer behavior, government stimulus and the competitive environment will be more favorable for businesses that are already operating at scale. In addition, the prospects for generational regime change for growth (reduced), leverage (reduced), and regulation (increased) similarly favor larger-sized and well-capitalized businesses.

In short, we believe that middle-market PE managers will smaller-sized teams may be stressed in the coming environment, while private equity sponsors with deep teams and a long history of disciplined underwriting have an inherent advantage to survive and thrive in a post-COVID world.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

Looking Ahead: Private Equity Portfolio Activity

From an investment activity perspective, we anticipate that COVID-19 will have the impact of reducing both capital calls and distributions over the near-term (and therefore pushing out the J-curve), with the net cash flow impact for investors ultimately driven by the maturity of their underlying portfolios.

After several years of concerns regarding excess dry powder and elevated valuations, GPs are now seeing better opportunities to put capital to work. We may find that private capital dry powder will keep a floor under public market prices over the coming year by providing support should markets return to depressed levels—albeit with lower leverage at the deal level than became the norm during the last cycle.

We believe that most portfolio company deals that were in the pre-closing period prior to the COVID-19 pandemic will be completed, with a high likelihood of lower prices to accommodate for lower near-term earnings. Take-private deal activity should also increase, with private equity sponsors looking to acquire public companies (or their subsidiaries) at their lowest price multiples since the Great Recession.

An important factor in deal activity for the remainder of 2020 is the near standstill in travel, which has made it increasingly difficult for private equity firms to do the essential diligence work to keep deal pipelines full and deal activity at pre-COVID levels.

Several industry experts anticipate a sharp reduction in capital calls, particularly for funds with the highest amounts of dry powder; in a recent report, Preqin projected that for the 12 months ending June 2021, private capital funds with vintage years between 2017 and 2019 will reduce capital calls by 38%. 1

We also anticipate a material decline in distribution activity in 2020, as deteriorating earnings and falling asset prices in most sectors will compel GP’s to delay asset sales. Preqin estimates that 2017-19 vintage funds will reduce distributions by 19% over the 12 months ending June 2021, and we believe that funds with mature assets will experience even greater declines in distribution activity over the coming year.

1	Source: Preqin, March 2020. https://www.preqin.com/insights/blogs/why-covid19-means-investors-should-expect-lower-capital-calls-and-distributions-in-2020/26796

Past performance is not indicative of future results. There is no guarantee that any investment will achieve its objectives, generate profits or avoid losses. Diversification does not assure a profit or protect against loss.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

To sum up, we believe that private equity portfolio activity will drop on both sides of the ledger in 2020, with a rebound in activity during 2021 that will be dependent on the magnitude of the economic recovery.

For PE investors with portfolios dominated by mature assets, 2020 will be a more challenging year for liquidity as the impact of lower distributions will outweigh the reduction in capital call activity.

For those investors with portfolios diversified across vintages, net cash flows are likely to be only slightly reduced when compared to a “normal” year.

Looking Ahead: Private Equity Return Expectations

After the recent run-up in public equity markets during Q2 2020, several prominent and experienced investors have stated that the public equity market offers the most unattractive risk/reward profile they have seen in their careers.

While we do not seek to predict or time market movements, we believe that the current price levels and forward earnings multiples in public markets do not reflect the fundamental backdrop.

We anticipate that public equity returns will be challenged in the coming years, with forward-looking return expectations topping out in the mid to high single digit range with a high likelihood of falling short of that mark.

Private equity performance is certainly not immune to the same factors that public markets face, and we believe long-term return expectations for the strategy need to also be adjusted downward versus historical averages. We believe the coming environment, however, will be one where investors focus on the relative performance of private equity compared to its public market counterpart.

Private equity’s historical outperformance relative to public equities has been well documented, but when is outperformance strongest and most likely? It has historically been strongest in periods when public equity performance has been muted.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

As shown in Figure 1 below, PE has significantly outperformed public equity markets during periods of low or negative returns—earning 6.6% excess returns annualized during positive single-digit public equity environments and over 9% annualized outperformance when public equities were in negative territory.

In a post-COVID world, we believe the levers of value creation for private equity remain intact and, therefore, reinforce the case for outperformance of public equity markets, particularly in an environment that we expect to be characterized by lower returns.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

From a near-term return perspective, we note that private equity IRRs were materially higher in the subsequent two years following the Global Financial Crisis (see Figure 2 below), as a recession could drive an upward shift in expected returns as dry powder is deployed at lower prices. 2

Ultimately, we wonder if we look back and observe that the 2019 and 2020 vintage in private capital funds was one to have owned in size.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

Fund Overview as of March 31, 2020 3

The Altegris KKR Commitments Fund was launched in August 2015, and since then, Class I Shares and Class A Shares have generated annualized performance of +5.8% and +5.1% through March 2020, respectively, compared to the MSCI ACWI at +2.8% and the S&P 500 TR Index at +6.7% over the same time period. Performance returns for Class I Shares and Class A Shares for the twelve months ended March 2020 was -5.1% and -5.6%, respectively, while the MSCI ACWI and S&P 500 TR were down -11.3% and -7.0%, respectively.

As the Fund approaches its five-year anniversary, we are able to make more informed observations on the Fund’s performance profile, particularly when compared to its public equity market benchmark, the MSCI ACWI Index.

Since inception, the Fund—similar to the broader private equity index—has consistently outperformed public equities during low and negative return periods and underperformed during high return periods. In fact, the entirety of the Fund’s outperformance of public equities (3.0% and 2.3% on an annualized basis for Class I and A shares, respectively) has been earned during negative returning periods for public equity markets.

Since inception, the Fund has maintained a low beta (i.e. return sensitivity) of 0.27 to its public market benchmark and has outperformed the public markets in all of the seven negative quarters for public equities.

While we are ultimately focused on the long-term outperformance of the Fund versus public markets, it is clear in hindsight that relative performance has been greatest during lousy periods for public equities. With a realized volatility of 6.2% as compared to 14.1% for its benchmark, the Fund has outperformed the benchmark with half the volatility and has provided an additional benefit of cushioning losses during difficult periods for public markets.

On a go-forward basis, we are very focused on managing the Fund’s liquidity during this period to effectively capitalize on the increasingly attractive investment opportunity set. To effectively manage portfolio liquidity, we utilize a comprehensive portfolio cash flow model that forecasts the cash flows of each underlying fund holding based on its maturity and expected holding period.

3	Source: Artivest as of March 31, 2020. Past performance is not indicative of future results. There is no guarantee that the information shown will achieve comparable results or avoid substantial losses. See performance disclosures, risk disclosures, and index descriptions at the end of the document for a complete description of the data represented.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

Due to the Fund’s diversified vintage profile, we anticipate that in a stress case scenario (similar to the one described previously in the “Private Equity Portfolio Activity” section), portfolio cash flows will experience a small (i.e. low single digit percentage of the Fund’s net asset value) decline in 2020 followed by a strong rebound in 2021. The Fund entered Q2 with a 12% cash holding and has successfully drawn $7.5 million from its Line of Credit arrangement in early Q2, further bolstering the Fund’s liquidity during this period.

At the end of the period, the Fund was allocated 64.4% to the Americas, 20.5% to Asia, and 15.1% to Europe. The portfolio remains highly diversified, with 402 portfolio companies spanning across vintage years from 2005 to 2020. During the coming year, we anticipate the newer-vintage primary commitments within the portfolio—specifically KKR Americas Fund XII, KKR Asian Fund III, and KKR European Fund V—will focus their efforts on the investment themes discussed in the “Looking Ahead: Private Equity Market Environment” section above.

In addition, the opportunity for secondary investments will be much improved should equity markets remain dislocated over the coming quarters. In contrast to the last few years, when quality assets traded at premiums to net asset value, investors that may face liquidity challenges will be motivated to sell assets at discounts to recent valuations.

The Fund’s asset underwriting process continues to be bolstered by our sub-adviser, StepStone Group, who now oversees more than $280 billion and employs over 350 professionals stationed across five continents. The portfolio management team consistently utilizes this resource as we seek to optimize the search for new opportunities while maintaining the discipline to keep an adequate amount of liquidity in a volatile environment.

Our focus continues to be on diversifying the Fund’s holdings and commitments across strategy, geography, and vintage while materially increasing participation in the core global buyout expertise of KKR.

We appreciate your partnership and look forward to meeting the opportunities and challenges that lay ahead.

Sincerely,

Matt Osborne	Eric Bundonis
Chief Investment Officer	Head of Research

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Letter to Shareholders
Annual Report for the Altegris KKR Commitments Fund (Continued)
Twelve-Month Period Ending March 31, 2020

NOTES TO PERFORMANCE

Monthly returns are net of fees and Fund expenses and based on NAV at month-end.

The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I shares (as re-classified), is 08/01/2015.

Class A shares are subject to a maximum sales load of 3.5%. Class I shares have no sales load.

The total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 3.79% for Class A shares and 3.19% for Class I shares. See the Prospectus for more information.

The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and principal value will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect the expense limitation and reimbursement, without which, the performance would have been lower. A Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision. The Fund is new with a limited history of operations.

For the period from the Fund’s inception through May 31, 2016, the returns and expenses of Class A shares reflect the performance of the prior feeder fund; and the returns of Class I shares reflect the performance of the Fund prior to its issuance of multiple share classes and reclassification of existing shares. From June 1, 2016 forward, the returns reflect performance of Class A and Class I shares, respectively, of the Altegris KKR Commitments Fund.

INDEX DESCRIPTIONS

The indices shown are for general market comparisons and are not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

S&P 500 Total Return Index. The total return version of S&P 500 index; generally representative of certain portions of the U.S. equity markets. Returns assume reinvestment of dividends.

MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets and 24 Emerging Markets countries. With more than 2,400 constituents, the index covers approximately 85% of the global investable equity opportunity set.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

There are significant differences between public and private equities, which include but are not limited to, the fact that public equities have a lower barrier to entry. There is also greater access to information about public companies. Private equities typically have a longer time horizon than public equities before profits, if any, are realized. Public equities provide far greater liquidity, whereas private equities are considered highly illiquid.

LETTER TO SHAREHOLDERS | ALTEGRIS KKR COMMITMENTS FUND

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Altegris KKR Commitments Master Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Altegris KKR Commitments Master Fund (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2020, the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and for the period from July 31, 2015 (commencement of operations) through March 31, 2016, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its consolidated operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from July 31, 2015 (commencement of operations) through March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and underlying fund managers and advisers. We believe that our audits provide a reasonable basis for our opinion.

June 1, 2020

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris KKR Commitments Master Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the Periods ended March 31, 2020, compared to its benchmarks:

			Annualized
			Since Inception
	One Year	Three Year	July 31, 2015 **
Altegris KKR Commitments Master Fund - Class A	(5.64)%	2.60%	5.11%
Altegris KKR Commitments Master Fund - Class A with load ***	(8.92)%	1.38%	4.30%
Altegris KKR Commitments Master Fund - Class I	(5.13)%	3.19%	5.80%
S&P 500 Total Return Index ****	(6.98)%	5.10%	6.68%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s August 28, 2019, prospectus, the total annual operating expense are 3.79% and 3.19% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is August 1, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Comparison of the Change in Value of a $10,000 Investment | July 31, 2015–March 31, 2020
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 3.50%.

Holdings by Type of Investment as of March 31, 2020	% of Net Assets
Private Equity:
Secondary Investments	36.87%
Co-Investments	27.62%
Primary Investments	24.68%
Direct Investment	1.22%
Short Term Investment:
Private Money Market	8.72%
Other Assets less Liabilities	0.89%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2020

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
PRIVATE EQUITY (a) - 89.17%
CO-INVESTMENTS - 27.62%
KKR Banff Co-Invest L.P. *	Americas	$10,000,000	$10,000,000	2.71%	9/28/2018
KKR Blue Co-Invest L.P. *	Europe	1,966,654	5,224,415	1.41%	3/1/2016
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	6,435,450	5,672,839	1.54%	10/3/2017
KKR Caribou Co-Invest L.P. *	Americas	17,500,000	20,370,000	5.52%	2/26/2018
KKR Element Co-Invest L.P. *	Americas	7,035,000	11,227,792	3.04%	8/12/2016
KKR Enterprise Co-Invest L.P. *	Americas	20,000,000	8,000,000	2.17%	9/6/2018
KKR Palo Verde Co-Invest L.P. (b)	Americas	10,282,528	4,814,726	1.30%	2/26/2018
KKR Sigma Co-Invest L.P. *	Americas	7,500,000	9,370,600	2.54%	6/11/2018
KKR Uno Co-Invest L.P. *	Americas	15,000,000	24,000,000	6.50%	6/7/2017
LC Sports Pte. Ltd. *	Asia	2,282,797	2,044,127	0.55%	11/2/2018
Nutraceutical Investco LP (c)*	Americas	1,331,271	1,264,667	0.34%	7/15/2019
TOTAL CO-INVESTMENTS		99,333,700	101,989,166	27.62%

PRIMARY INVESTMENTS - 24.68%
Bridge Growth Partners (Parallel), L.P. *	Americas	1,024,802	1,296,850	0.35%	2/23/2016
HPH Specialized International Fund I L.P. *	Americas	652,886	631,569	0.17%	6/30/2017
KKR Americas Fund XII L.P. *	Americas	34,877,660	35,411,224	9.59%	3/31/2017
KKR Asian Fund III L.P.	Asia	28,623,727	31,858,007	8.63%	3/31/2017
KKR European Fund IV, L.P.	Europe	4,048,611	5,208,847	1.41%	12/17/2015
KKR European Fund V, L.P. SCSp	Europe	3,415,235	2,084,415	0.56%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Americas	4,875,580	6,191,095	1.68%	8/4/2017
Oak Hill Capital Partners IV, L.P. *	Americas	1,040,610	984,783	0.27%	3/31/2017
RB Equity Fund II-A, L.P. *	Americas	461,615	425,680	0.11%	12/3/2018
The Resolute Fund IV	Americas	594,992	751,865	0.20%	9/28/2018
Warburg Pincus XI (ASIA), L.P. *	Asia	7,840,829	6,298,571	1.71%	9/30/2017
TOTAL PRIMARY INVESTMENTS		87,456,547	91,142,906	24.68%

SECONDARY INVESTMENTS - 36.87%
Charles River Partnership XIII, L.P. *	Americas	49,016	78,014	0.02%	6/29/2018
Eurazeo Capital IV A SCSp (c)*	Europe	2,103,433	2,178,371	0.59%	1/28/2019
Eurazeo Capital IV D SCSp (c) *	Europe	1,390,774	1,511,941	0.41%	1/28/2019
Foundation Capital III L.P. *	Americas	102	1,554	0.00%	6/29/2018
Foundation Capital Leadership Fund, L.P. *	Americas	2,444	1,551	0.00%	6/29/2018
Foundation Capital V L.P. *	Americas	174,497	324,164	0.09%	6/29/2018
Foundation Capital VI L.P. *	Americas	196,329	287,470	0.08%	6/29/2018
Foundation Capital VII L.P. *	Americas	635,064	691,097	0.19%	6/29/2018
Foundation Capital VIII L.P. *	Americas	688,414	1,264,985	0.34%	6/29/2018
KKR 2006 Fund L.P . *	Americas	19,345,273	16,945,859	4.59%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Americas	2,634,286	1,027,462	0.28%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b)*	Americas	1,954,278	379,980	0.10%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Global	9,754,957	3,577,483	0.97%	12/31/2015
KKR Asian Fund L.P. *	Asia	1,577,610	809,004	0.22%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	1,399,295	459,560	0.12%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,464,100	3,211,746	0.87%	9/30/2017
KKR China Growth Fund, L.P.	China	16,482,870	12,988,567	3.52%	6/29/2018
KKR European Fund III, L.P. *	Europe	2,316,865	1,945,852	0.53%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,611,178	6,013,095	1.63%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	3,076,165	1,929,358	0.52%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	25,044,924	22,794,807	6.17%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *	Americas	432,167	18,277	0.00%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	6,577,085	1.78%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	723,860	0.20%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	22,445,427	22,110,710	5.99%	5/31/2018
L Catterton Asia 3 LP	Asia	1,272,826	1,029,358	0.28%	12/4/2018
L Catterton VIII Offshore, L.P. (b) *	Asia	2,570,056	2,606,783	0.71%	9/27/2019
Lime Rock Partners IV AF, L.P.*	Americas	4,975,961	3,486,867	0.94%	6/21/2018
Menlo Ventures IX LP *	Americas	38,532	70,811	0.02%	12/31/2017
Menlo Ventures X LP *	Americas	2,493,985	149,973	0.04%	12/31/2017
Menlo Ventures XI LP *	Americas	5,121,980	1,153,891	0.31%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P.*	Americas	272,951	408,896	0.11%	3/17/2017
Oak Hill Capital Partners III, L.P.	Americas	1,157,976	339,447	0.09%	3/17/2017
Oak Hill Special Opportunities Fund (Offshore II), Ltd. (c)*	Americas	16,568	17,513	0.00%	3/17/2017
OHCP III BC COI, L.P. *	Americas	1,897,078	2,882,845	0.78%	3/17/2017
OHCP III BC RO, L.P. *	Americas	719,400	709,475	0.19%	12/31/2018
OnyxPoint Permian Equity Feeder III LLC (c)*	Americas	2,693,568	918,166	0.25%	9/7/2018
Orchid Asia III, L.P. (c)	Asia	964,265	1,408,805	0.38%	8/15/2016

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2020

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 36.87%
Pueblo Co-Invest LP *	Americas	$3,027,893	$3,049,516	0.83%	6/25/2019
RB Equity Fund I-A LP *	Americas	3,757,985	5,643,253	1.53%	12/31/2018
SFC Energy Partners I-A L.P. (b,c) *	Americas	115,194	253,519	0.07%	9/30/2017
The Resolute Fund II	Americas	3,432,264	3,058,818	0.83%	8/31/2018
Yorktown Energy Partners IX, L.P (b,c) *	Americas	353,650	251,488	0.07%	9/30/2018
Yorktown Energy Partners VI, L.P (b,c)	Americas	63,757	36,558	0.01%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Americas	184,609	82,675	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Americas	634,524	303,943	0.08%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Americas	582,400	462,462	0.12%	9/30/2018
TOTAL SECONDARY INVESTMENTS		162,941,333	136,176,914	36.87%

TOTAL PRIVATE EQUITY		$349,731,580	$329,308,986	89.17%

DIRECT INVESTMENT (a) - 1.22%
Artisan Partners Asset Management, Inc. TRA (c)	Americas	$3,043,852	2,895,494	0.79%	10/12/2018
Salient Solutions LLC * (c)	Americas	1,057,149	1,596,132	0.43%	2/10/2016
		$4,101,001	$4,491,626	1.22%
SHORT TERM INVESTMENT - 8.72%
PRIVATE MONEY MARKET FUNDS - 8.72%
Federated Prime Private Liquidity Fund, Premier Class			$18,132,208	4.91%	12/29/2017
Prime Liquidity LLC Fund, Capital Class			14,070,403	3.81%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS		$32,202,611	$32,202,611	8.72%

TOTAL SHORT TERM INVESTMENTS		$32,202,611	$32,202,611	8.72%

TOTAL INVESTMENTS - 99.11% (Cost - $386,035,192) (d)			$366,003,223
OTHER ASSETS LESS LIABILITIES - 0.89%			3,287,309
NET ASSETS - 100.00%			$369,290,532

TRA - Tax Receivable Agreement

*	Non-income producing.

(a)	Securities restricted to resale represents $333,800,612 or 90.39% of net assets.

(b)	All or part of these investments are holdings of AKCF LLC - Series A.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	The fair value of total investments consists of the following:

Private Equity	$329,308,986
Direct Investment	4,491,626
Short Term Investment	32,202,611
Total Investments	$366,003,223

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

ASSETS
Investment securities:
Investments at cost	$386,035,192
Investments at fair value	$366,003,223
Cash	13,064,124
Dividend receivable	26,598
Prepaid expenses and other assets	414,062
TOTAL ASSETS	$379,508,007

LIABILITIES
Payable for Fund shares repurchased	7,958,333
Subscriptions received in advance	905,531
Management fee payable to the Adviser	495,488
Other related parties payable	404,048
Distribution and servicing fees payable to Distributor	174,307
Payable for securities purchased	59,767
Accrued expenses and other liabilities	220,001
TOTAL LIABILITIES	10,217,475
Commitments and contingencies (See Notes 2 and 7)
NET ASSETS	$369,290,532

Composition of Net Assets:
Paid in capital	$367,122,645
Accumulated earnings	2,167,887
NET ASSETS	$369,290,532

Class A Shares:
Net Assets	$261,762,726
Shares of beneficial interest outstanding [$0 par value]	20,797,970
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.59
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$13.05

Class I Shares:
Net Assets	$107,527,806
Shares of beneficial interest outstanding [$0 par value]	3,975,521
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$27.05

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

INVESTMENT INCOME
Dividend distributions from underlying investments	$8,909,389
Dividend income	1,072,673
TOTAL INVESTMENT INCOME	9,982,062

EXPENSES
Management fees	4,911,363
Distribution and servicing fees:
Class A	1,773,801
Tax expense	1,313,000
Sub accounting and sub transfer agent fees	482,562
Administrative services fees	343,128
Legal fees	237,675
Line of credit fees	200,356
Audit and tax fees	190,458
Printing and postage expenses	140,153
Trustees fees and expenses	132,249
Accounting services fees	74,295
Transfer Agent	65,934
Custodian fees	64,569
Registration fees	42,179
Chief compliance officer fees	36,000
Insurance expense	30,902
Other expenses	26,296
TOTAL EXPENSES	10,064,920
Expenses recapture	110,617
NET EXPENSES	10,175,537

NET INVESTMENT LOSS	(193,475)

NET REALIZED AND UNREALIZED LOSS ON OPERATIONS

Capital gain distributions from underlying investments	17,206,219
Net realized gain/loss from investments	162,226
Net change in unrealized depreciation on investments	(38,637,583)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(21,269,138)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,462,613)

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(193,475)	$(5,968,019)
Capital gain distributions from underlying investments	17,206,219	33,062,789
Net realized gain/loss from investments	162,226	(3,725,233)
Net change in unrealized depreciation/appreciation on investments	(38,637,583)	5,374,548
Net increase/decrease in net assets resulting from operations	(21,462,613)	28,744,085

DISTRIBUTIONS TO MEMBERS
Total Distributions :
Class A	(11,281,983)	(17,526,197)
Class I	(4,368,305)	(6,063,334)
Total distributions to members	(15,650,288)	(23,589,531)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,503,278	8,167,230
Class I	12,446,516	14,807,726
Reinvestment of distributions
Class A	10,887,840	17,056,560
Class I	4,047,854	5,643,866
Redemption of shares
Class A	(24,689,295)	(17,933,068)
Class I	(8,337,357)	(3,876,639)
Total Increase in Net Assets from Shares of Beneficial Interest	(1,141,164)	23,865,675

NET INCREASE IN SHARES OF BENEFICIAL INTEREST	(38,254,065)	29,020,229

NET ASSETS
Beginning of Year	407,544,597	378,524,368
End of Year	$369,290,532	$407,544,597

SHARE ACTIVITY
Class A:
Shares Sold	325,722	590,092
Shares Reinvested	803,269	1,268,557
Shares Redeemed	(1,830,668)	(1,293,389)
Net increase/decrease in shares outstanding	(701,677)	565,260

Class I:
Shares Sold	420,554	503,851
Shares Reinvested	139,393	196,989
Shares Redeemed	(286,101)	(131,124)
Net increase in shares outstanding	273,846	569,716

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(21,462,613)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(58,046,916)
Sales of investments	2,976,811
Net Proceeds (Purchase) of short-term investments	25,427,327
Realized Gains Distributed In Kind	(2,693,025)
Net change in unrealized depreciation on investments	38,637,583
Return of capital from underlying investments	19,655,808
Net realized loss from investments	(162,226)
Decrease in receivable for securities sold	2,350,960
Increase in prepaid expenses and other assets	(185,990)
Decrease in interest, dividend and distributions receivables	930
Decrease in payable for securities purchased	(9,325)
Increase in payable due to Adviser	36,700
Increase in distribution and servicing fees payable to Distributor	20,648
Increase in other related parties payable	86,169
Decrease in payable for taxes	(1,000)
Decrease in accrued expenses and other liabilities	(10,483)
Net Cash Provided by Operating Activities	$6,621,358

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	16,670,066
Payment of Shares redeemed, net of change in payable for Shares redeemed	(29,957,272)
Distributions paid to shareholders	$(714,594)
Net Cash Used in Financing Activities	$(14,001,800)

NET DECREASE IN CASH	(7,380,442)
CASH - BEGINNING OF PERIOD	20,444,566
CASH - END OF PERIOD	$13,064,124
______________
SUPPLEMENTAL NONCASH DICLOSURE INFORMATION:

Non-cash financing activities not included herein consisted of reinvestment of distributions:	$14,935,694
In-kind Securities received from underlying fund investments:	$2,814,585

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)
	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
Net asset value, beginning of year/period	$13.86		$13.72		$13.43		$12.61
Gain (Loss) from investment operations:
Net investment loss (3)	(0.03)		(0.23)		(0.20)		(0.11)
Net realized and unrealized gain/loss on investments	(0.71)		1.20		1.07		1.50
Net increase in net assets resulting from operations	(0.74)		0.97		0.87		1.39
Less distributions from:
Net realized gains	(0.53)		(0.83)		(0.58)		(0.57)
Total distributions	(0.53)		(0.83)		(0.58)		(0.57)
Net asset value, end of year/period	$12.59		$13.86		$13.72		$13.43
Total return (4)	(5.64)%		7.35%		6.62%		11.19	% (5)
Net assets, end of year/period (000s)	$261,763		$297,902		$287,217		$189,454
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.62%		2.40%		2.31%		2.47%
Ratio of net expenses to average net assets (7)	2.62	% (8)	2.49	% (8)	2.40	% (8)	2.47%
Ratio of net investment income (loss) to average net assets (7)	(0.20)%		(1.66)%		(1.40)%		(0.97)%
Portfolio Turnover Rate	0%		1%		0%		0	% (5)

	Class I (2)
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017		March 31, 2016
Net asset value, beginning of year/period	$29.62		$29.15		$28.36		$26.57		$25.00
Gain (Loss) from investment operations:
Net investment income (loss) (3)	0.10		(0.32)		(0.22)		(0.01)		0.05
Net realized and unrealized gain/loss on investments	(1.54)		2.56		2.25		3.00		1.52
Net increase in net assets resulting from operations	(1.44)		2.24		2.03		2.99		1.57
Less distributions from:
Net realized gains	(1.13)		(1.77)		(1.23)		(1.20)		—
Total distributions	(1.13)		(1.77)		(1.23)		(1.20)		—
Redemption fees collected (3)							0.00		0.00
Net asset value, end of year/period	$27.05		$29.62		$29.15		$28.36		$26.57
Total return (4)	(5.13)%		7.98%		7.27%		11.43%		6.28	% (5)
Net assets, end of year/period (000s)	$107,528		$109,643		$91,307		$54,767		$100,710
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.03%		1.81%		1.72%		2.77%		2.42%
Ratio of net expenses to average net assets (7)	2.11	% (8)	1.89	% (8)	1.77	% (8)	1.83%		1.61%
Ratio of net investment income (loss) to average net assets (7)	0.36%		(1.07)%		(0.75)%		(0.05)%		0.32%
Portfolio Turnover Rate	0%		1%		0%		0%		0	% (5)

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See note 4 in the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2020

1.	ORGANIZATION

Altegris KKR Commitments Master Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a non-diversified, closed-end management investment company. Altegris Advisors, L.L.C., (the ’‘Adviser’’) serves as the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

The Fund was organized as a Delaware statutory trust on April 22, 2014. The Fund commenced operations as the “master fund” in a “master/feeder structure” on July 31, 2015. The Fund was reorganized from a “master/feeder” structure as of June 1, 2016, and currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class. The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to invest and/or make capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Private Equity Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such KKR Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity, collectively with Private Equity Funds and Co-Investment Opportunities (“Investment Funds”).

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. AKCF is a wholly-owned subsidiary of the Fund; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at	% of Total Net Assets
March 31, 2020	at March 31, 2020
$26,674,150	7.22%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board of Trustees of the Fund (“the Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Advisor is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market prices for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Investments
Private Equity	$—	$—	$11,901,856	$317,407,130	$329,308,986
Direct Investment	—	—	4,491,626	—	4,491,626
Short-Term Investments	32,202,611	—	—	—	32,202,611
Total Investments:	$32,202,611	$—	$16,393,482	$317,407,130	$366,003,223

*	Refer to the Portfolio of Investments for industry classification.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Net transfers in	Ending Balance
Investments	Balance 3/31/19	purchases	paydowns	gain (loss)	(depreciation)	(out) of Level 3	3/31/20
Direct Investments	$4,473,255	284	$(556,074)	$—	$574,161	$—	$4,491,626
Private Equity	—	—	—	—	—	11,901,856	11,901,856
Total Investments	$4,473,255	$284	$(556,074)	$—	$574,161	$11,901,856	$16,393,482

It is the Fund’s policy to recognize transfers between levels of the fair value hierarchy at the end of the reporting period. For the year ended March 31, 2020, $11,901,856 was transferred from Level 2 to Level 3. Transfers from level 2 to Level 3 occurred due to an increase in the significance of an unobservable input to the estimate of fair value as of and during the year ended March 31, 2020.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2020:

Investment Type	Value at 3/31/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Direct Investments	1,596,132	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
	2,895,494	Discounted cash flow	Discount factor* Tax rate**	17% 23.2%
Private Equity	6,381,299	Adjusted reported investment net asset value	Fair value adjustment***	N/A
	4,129,912	Adjusted reported investment net asset value	Market adjustments of underlying positions	-14% to -74%
	1,390,645	Reported net asset value	Reported net asset value	N/A

*	An increase of the input would indicate a decrease in fair value.

**	An increase of the input would indicate an increase in fair value.

***	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of March 31, 2020, the beta applied was 20%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments rely on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by an outside valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In certain circumstances, the outside valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investments is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of March 31, 2020, that qualify for these valuations are shown in the table below:

							Redemption
Investment			Unfunded	Remaining	Redemption	Notice Period	restrictions
Category	Investment Strategy	Fair Value	Commitments	Life	Frequency *	(In Days)	Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$244,322,800	$115,949,368	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$57,202,638	$18,260,020	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$27,783,548	$18,896,575	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,596,132	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Direct Investment - Other	Investments in strategies which may include infrastructure, real estate, energy, direct lending/mezzanine, private debt.	$2,895,494	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

The Fund, by virtue of its investments in the Investment Funds, has investments in USI Insurance Services, LLC and Cherwell Software, LLC, which approximate 6.5% and 5.5% of the Fund’s net assets as of March 31, 2020, respectively.

Unfunded Commitments - As of March 31, 2020, the Fund had total unfunded commitments of $152,978,660 which consist of $115,949,368 private equity-buyout, $18,260,020 private equity-growth equity and $18,896,575 private equity - other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2017 through September 30, 2019 or expected to be taken in the Fund’s September 30, 2020 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AKCF is a domestic limited liability company that has elected to be treated as a corporation and will be separately subject to U.S. federal and state income taxes. During the fiscal year ended March 31, 2020, AKCF incurred and paid, tax expense of $1,313,000. This amount includes tax expense for the tax year ended September 30, 2019 and estimates for the ongoing tax year. The Fund through AKCF has the possibility of utilizing this liability in future periods should there be offsetting realized losses within AKCF. However, it is uncertain when this could occur. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

AKCF is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

AKCF recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

sustained. Management considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that management believes are more likely than not to occur upon examination by taxing authorities.

Management has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. AKCF’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities, and may change upon examination. AKCF recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the year ended March 31, 2020.

The provision for (benefit from) income taxes for the year ended March 31, 2020 consist of the following:

Current:
Federal	$141,563
State	64,974
206,537
Deferred:
Federal	(1,226,208)
State	(560,214)
Valuation allowance	1,786,422
—

Provision for (benefit from) income taxes	$206,537

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At March 31 2020, components of the deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net unrealized loss on investment securities	$1,786,422
Valuation allowance	(1,786,422)
Deferred tax liabilities:	—

Net deferred tax assets (liabilities)	$—

Management reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based upon the management’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the AKCF’s deferred tax assets. Management will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the management’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the AKCF’s gross deferred tax assets.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

AKCF, LLC	As of March 31, 2020
Income taxes at statutory rate	$(1,099,135)
State income tax benefit (net of federal benefit)	(391,240)
Book to tax period adjustment	(89,510)
Valuation allowance	1,786,422
Provision for (benefit from) income taxes	$206,537

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit. The current cash balance exceeds the FDIC insurance limit.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the year ended March 31, 2020, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to 60,962,382 and 2,976,812, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds. Pursuant to the agreement, the Fund incurred $4,911,363 in Management Fees for the year ended March 30, 2020 which is included in the consolidated statement of operations. As of March 31, 2020, payable due to Adviser for Management Fee is $495,488.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through September 1, 2020 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the Feeder, a feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the Feeder to the Adviser. For the year ended March 31, 2020, the Fund reimbursed Excess Expenses paid by the Adviser in the amount of $110,617 which is included as expense recapture in the consolidated statement of operations.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

is paid to Altegris Investments, L.L.C., an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the year ended March 31, 2020, pursuant to the Plan, Class A shares incurred $1,773,801 in Distribution and Servicing Fees which are included in the consolidated statement of operations. As of March 31, 2020, distribution and servicing fees payable to Distributor was $174,307. Effective September 11, 2019, the Plan was amended by the Board to provide that, in addition to the payment of the Distribution and Servicing Fee, the Fund would also pay for certain third party due diligence expenses provided that the expenses resulted in the Fund’s successful placement on one or more distribution platforms.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year ended March 31, 2020, the Fund incurred $482,562 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the consolidated statement of operations.

GFS

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing such services to the Fund. During the year ended March 31, 2020, certain officers of the Fund were also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2020, the Fund incurred $343,128 of administrative service fees, $65,934 of transfer agent fees, and $74,295 of fund accounting fees which are included in the consolidated statement of operations. As of March 31, 2020, other related parties payable includes a payable of $403,731 due to GFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of GFS, provides compliance services, pursuant to a consulting agreement between NLCS and the Fund. Effective November 1, 2018 to June 30, 2019, NLCS entered into an agreement with the Adviser to provide consulting services to the Fund. Effective July 1, 2019, NLCS provides a Chief Compliance Officer Services to the Fund. Under the terms of such agreement, NLCS receives customary fees form the Fund. For the year ended March 31, 2020, the Fund incurred $36,000 in NLCS customary fees which are included in chief compliance officer fees on the consolidated statement of operations.

Altegris Advisors, LLC (the “Adviser”)

The Adviser, provided compliance services to the Fund pursuant to a consulting agreement between the Adviser and the Fund through June 30, 2019. Under the terms of such agreement, the Adviser received customary fees from the Fund. For the year ended March 31, 2020, the Fund incurred $0 in such consulting fees. As of March 31, 2020, the amount due to the Adviser is $0.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2020, the Fund incurred $140,153 of printing and postage expenses which are included in the consolidated statement of operations. As of March 31, 2020, other related parties payable includes a payable of $60,342 due to Blu Giant for printing and postage expenses.

On February 1, 2019, NorthStar Financial Services Group, LLC, GFS and its affiliated companies, including NLD, Northern Lights Compliance Services, LLC and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. For the year ended March 31, 2020, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset of any such Shares repurchased by the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer.

During the year ended March 31, 2020, the Fund repurchased tendered Shares as follows:

					Redemption
	Repurchase		Number of	NAV Price	Value of	Shares Outstanding
	Offer	% of Shares	Shares	of Shares	Shares	on Repurchase Date,
Repurchase Date	Amount	Tendered	Tendered	Tendered	Tendered	Before Repurchase

June 30, 2019
Class A		2.08%	457,764	$13.81	$6,321,724	21,964,401
Class I		3.16%	122,328	$29.56	$3,616,007	3,867,176
Total	$20,313,143				$9,937,731
September 30, 2019
Class A		1.91%	412,751	$13.81	$5,700,095	21,639,397
Class I		1.73%	66,963	$29.60	$1,982,117	3,879,878
Total	$20,363,181				$7,682,212
December 31, 2019
Class A		2.03%	440,287	$13.90	$6,119,989	21,713,569
Class I		1.08%	43,361	$29.83	$1,293,471	3,995,615
Total	$20,682,282				$7,413,460
March 31, 2020
Class A		2.43%	517,281	$12.59	$6,512,571	21,315,251
Class I		1.33%	53,448	$27.05	$1,445,762	4,028,969
Total	$20,637,337				$7,958,333

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31,2020, the Fund continues to qualify as a regulated investment company. Since September 30, 2019 the Fund has estimated earnings of $7,763,456 amount of income, $8,903,215 amount of capital gain, and $11,483,166 amount of returned capital from investments. The Fund made distributions of $8,796,032 since September 30, 2019, none of those distributions were estimated to be from net income and $8,796,032 from realized gains. Amounts are subject to change through the end of the Fund’s tax year through September 30, 2020.

The Fund’s tax year end is September 30, 2019, as such, the information in this section is as of the Fund’s tax year end.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

The tax character of Fund distributions paid for the tax years ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$—	$—
Long-Term Capital Gain	23,097,226	18,427,385
Return of Capital	—	—
	$23,097,226	$18,427,385

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$7,866,767	$(4,181,023)	$—	$6,889,269	$27,820,539	$38,395,552

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $4,181,023.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for partnerships and passive foreign investment companies, resulted in reclassification for the tax year ended September 30, 2019 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(3,707,975)	$3,707,975

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2019 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2019 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On October 1, 2018 Credit Suisse AG issued a line of credit up to $7.5 million to the Fund with a maturity date of April 1, 2021 under a revolving credit agreement. The Fund did not borrow under the line of credit during the year ended March 31, 2020. The cost for the unused line of credit is 1.25 % annum until April 1, 2021. For the year ended March 31, 2020, the Fund incurred $200,356 in unused commitment fees as well as other administrative fees which are included as line of credit fees in the consolidated statement of operations.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2020

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. During this period, capital subscriptions into the Fund for April 1, 2020 and May 1, 2020 equaled $1,352,823 and $982,189, respectively. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Planned Acquisition of Assets of the Adviser’s Parent Company

On May 11, 2020, Artivest Holdings, Inc., the parent company of the Adviser, entered into a definitive agreement (the “Agreement”) with Institutional Capital Network, Inc. (“iCapital”). As outlined in the agreement, iCapital will acquire the Artivest platform and select operating businesses, subject to certain conditions. The Fund will continue to be advised by Altegris Advisors, L.L.C., a wholly-owned subsidiary of Artivest Holdings; and the Stepstone Group LP will continue to be sub-adviser to the Fund.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees
Mark Garbin c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Managing Member, Kaufman & Associates, LLC (legal services)(since 2016); Partner, Abrams, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (2010-2016)	1	Trustee of Two Roads Shared Trust (since 2012)

Anita K. Krug c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Interim Vice Chancellor for Academic Affairs (since 2018) University of Washington Bothell; Interim Dean (2017- 2018), Professor (since 2016), Associate Professor (2014- 2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of Two Roads Shared Trust (since 2012), and Centerstone Investors Trust (since 2016)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorship at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Interested Trustee
Matthew C. Osborne c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee and President	Indefinite Length-Since 2017	Chief Investment Officer, Altegris Group of Companies (since 2016); Executive Vice President of Altegris Companies	1	None

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2020

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers
William B. Kimme c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Chief Compliance Officer	Indefinite Length – Since 2020	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)
Richard Malinowski c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92307	Assistant Secretary	Indefinite Length – Since 2018	Senior Vice President (since 2017), Vice President and Counsel (2016-2017) and Assistant Vice President (2012- 2016), Gemini Fund Services, LLC
Erik Naviloff c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92307	Assistant Treasurer	Indefinite Length – Since 2018	Vice President—Fund Administration, Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services (2007- 2012)
Elizabeth Strong c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Treasurer and Principal Financial Officer	Indefinite Length – Since 2016	Head of Fund Operations, Artivest Holdings, Inc. and Altegris Group of Companies (since 2018), Director, Fund Operations, Altegris Group of Companies (2010-2018)
Matthew C. Osborne c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee and President	Indefinite Length – Since 2017	Chief Investment Officer, Artivest Holdings, Inc. and Altegris Group of Companies (since 2016); Co-President of Altegris Group of Companies (2015-2016); Executive Vice President of Altegris Companies (2010-2015)

*	Each officer serves an indefinite term, until his or her successor is elected.

The Funds SAI Includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

PRIVACY NOTICE

What does Altegris KKR Commitments Master Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         Account transactions and transaction history

●         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or deposit money

●     Direct us to buy securities or direct us to sell your securities

●     Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019- $75,000

2020- $99,000

(b)	Audit-Related Fees

2019 - None

2020- None

(c)	Tax Fees

2019 - $31,000

2020 - $52,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2020- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2020

Audit-Related Fees: 100% 100%

Tax Fees: 100% 100%

All Other Fees: 100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $31,000

2020 - $52,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Mark Garbin, Mark Gersten, Neil Kaufman and Anita Krug.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The personnel of the Advisers who have primary responsibility for management of the Fund are Matthew Osborne (since November 18, 2016) and Eric Bundonis (since inception):

Matthew Osborne

Matthew Osborne has more than 28 years of international business and financial market experience. As Chief Investment Officer, Mr. Osborne is responsible for product development and is co-portfolio manager of several Altegris mutual funds. He is a member of the Altegris Investment Committee, responsible for qualification, approval and ongoing review of all investment strategies and managers on the Altegris platform.

Prior to Altegris, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial with responsibility for manager selection and research. Previously, he had a 12-year career with a preeminent family office in his native New Zealand. In his role as Investment Manager, Mr. Osborne was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures. He also gained significant trading expertise in foreign currencies, stocks, fixed income, global futures and options.

Eric Bundonis

Eric Bundonis brings over 10 years of industry experience and serves as Director of Research and Investments and Portfolio Manager for Altegris Advisors.  His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies.  Mr. Bundonis joined Altegris from OneCapital Management Partners in New York.  As a member of OneCapital’s investment committee, he was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors.  Previously, Mr. Bundonis conducted comprehensive qualitative and quantitative research on prospective and existing hedge fund investments for Auda Advisor Associates in New York.  Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University.  He is also a member of the New York Society of Security Analysts.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2020:

Matthew Osborne

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	1	$375,681,162	0	$0
Other Pooled Investment Vehicles	25	$999,070,136	0	$0
Other Accounts	0	$0	0	$0

Eric Bundonis

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee ($ million)	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	1	$375,681,162	0	$0
Other Pooled Investment Vehicles	25	$999,070,136	0	$0
Other Accounts	0	$0	0	$0

Securities Ownership of Portfolio Managers

As of March 31, 2020, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Matthew Osborne*	None

Eric Bundonis	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Funds. None

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Altegris KKR Commitments Master Fund

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 6/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 6/9/20

By (Signature and Title)

/s/Beth Strong

Beth Strong, Treasurer/Principal Financial Officer

Date 6/9/20